Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
February, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  4.60%
      February, 1997  4.96%
      January, 1997  4.44%
      December, 1996  4.40%


Cash Yield                                              19.33%

Investor Charge Offs                                    4.62%

Base Rate                                               9.75%

Over 35 Day Delinquency                                 5.15%

Seller's Interest                                       21.86%

Total Payment Rate                                      10.20%

Total Principal Balance                                $7,337,714,449.86

Investor Participation Amount                          $416,666,666.66

Seller Participation Amount                            $1,604,381,116.50